IVY VARIABLE INSURANCE PORTFOLIOS

Delaware Ivy VIP Securian Real Estate Securities
(to be renamed Delaware VIP Real Estate Securities)
(the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses (the “Prospectuses”)
and Statement of Additional Information dated July 29, 2021, as amended

Sub-Advisor Changes:

On May 19, 2022, the Board of Trustees of the Ivy Variable Insurance Portfolios (“Board”) approved the termination of the Sub-Advisory Agreement between Delaware Management Company (the “Manager” or “DMC”), and Securian Asset Management, Inc. as it relates to the Fund. In addition, the Board approved the transition of day-to-day portfolio management responsibilities to the Macquarie Global Listed Real Estate team (“GLRE team”), whose members provide services via DMC and DMC’s affiliated sub-advisors. Accordingly, the Board approved the appointment of the following affiliated sub-advisors of the Manager, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”).  In addition, the Board approved the appointment of MFMHKL and MIMGL to provide trading and quantitative support, to the Fund. Further, the Board approved a name change of the Fund, with all such changes to take effect on or about July 31, 2022 (the “Effective Date”).

Upon the Effective Date, all references to the Fund name will be changed to “Delaware VIP Real Estate Securities” and the following replaces the information in the section entitled “Fund summaries — Delaware VIP Real Estate Securities – Who manages the Fund? — Investment manager and Sub-advisors” with corresponding changes made throughout the Statutory Prospectus and Statement of Additional Information:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title	Start date on the Fund
Matthew Hodgkins	Head of Americas Listed Real Estate	July 2022

Sub-advisors

Macquarie Investment Management Global Limited

Portfolio managers	Title	Start date on the Fund
James Maydew	Head of Global Listed Real Estate	July 2022
Mark Ferguson	Head of Australian Listed Real Estate	July 2022

Macquarie Investment Management Europe Limited

Portfolio managers	Title	Start date on the Fund
Ryan Watson	Head of European Listed Real Estate	July 2022

Macquarie Funds Management Hong Kong Limited

Portfolio managers	Title	Start date on the Fund
Jessica Koh	Head of Asia Listed Real Estate	July 2022

Prospectus Disclosure Changes:

Upon the Effective Date, the following replaces the information in the Fund’s prospectus section entitled “What are the Portfolio’s principal investment strategies?” and in the section “How we manage the Portfolios – Our principal investment strategies – Delaware Ivy VIP Securian Real Estate Securities”

The Fund seeks to achieve its objective to provide total return through capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of companies in the real estate or real estate-related industries (80% policy). The 80% policy is nonfundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund does not invest directly in real estate. The Fund may invest in securities of issuers of any size, including issuers with small, mid or large market capitalizations, although the Fund generally tends to focus on mid- and large-capitalization issuers. There is no guarantee, however, that the Fund will achieve its objective.
“Real estate” securities include securities offered by issuers that receive at least 50% of their gross revenue from the construction, ownership, leasing, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include REITs, REOCs, real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly-traded limited partnerships.
“Real estate-related” securities include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, brokers, financial institutions that issue or service mortgages and resort companies.
The Fund’s investment strategy utilizes a three-step bottom-up approach (researching individual issuers) with a strong focus on quality, risk and a valuation-based stock selection methodology, supported by a top-down (assessing the market environment) overlay as a check and a balance. The Macquarie Global

Listed Real Estate Team (the “Team”) seeks to identify and capitalize on investment opportunities through an integrated approach to individual security-level analysis and long-term trends impacting real estate markets and cycles. The Team applies combined research sources in a disciplined and systematic manner, taking account of mis-pricing opportunities, long term value creation and the level of risk these assets bring to the Fund in both absolute and relative terms. The Team looks to manage risk by allocating capital where it believes it will have the most potential to drive returns which is ultimately in bottom-up stock and sector selection (as further described below) over and above top-down country and regional selection, where the Team feels performance is far harder to derive consistently.
A comprehensive and detailed bottom-up research approach is a key element of our investment process. The Team’s globally integrated, boots on the ground approach applies a rigorous focus on bottom-up company fundamentals to determine risk profile and growth prospects through a detailed review of their property portfolio, business strategy, organizational issues, balance sheet, liquidity, capital structure and management capabilities. Analysts with primary coverage of a company are further complemented by team members with secondary coverage of the company which encourages peer review and debate and a strong top-down review from regional and global leadership. The Team believes that bottom-up fundamental research is central in producing the measures used to identify and rank opportunities suitable for investment, skew portfolio construction to quality and help manage risk. We believe that a top-down perspective is an important secondary component in building a global listed real estate portfolio and supporting the primary bottom-up function.
Most of the Fund’s real estate securities portfolio consists of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation (or trust or association that otherwise would be taxable as such) that invests in real estate, mortgages on real estate or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs, which invest in both land and improvements thereon and real estate mortgages. The Fund primarily invests in shares of equity REITs but also invests lesser portions of its assets in shares of mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (Code), may deduct dividends paid to shareholders, effectively enabling it to eliminate any entity-level federal income tax. As a result, REITs (like regulated investment companies such as the Fund) distribute a larger portion of their earnings to investors than other entities subject to federal income tax that cannot deduct such dividends. A REOC is a corporation or partnership (or an entity classified as such for federal tax purposes) that invests in real estate, mortgages on real estate or shares issued by REITs, but also may engage in related or unrelated businesses. A REOC typically is structured as a “C” corporation under the Code and does not qualify for the pass-through tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.
The Fund may invest up to 25% of its total assets in foreign securities and may invest up to 20% of its net assets in securities issued by companies outside of the real estate industry. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
The Fund also may invest in an ETF to replicate a REIT or real estate stock index or a basket of REITs or real estate stocks, as well as in an ETF that attempts to provide enhanced performance, or inverse performance, on such indexes or baskets. The Fund may invest in companies that are offered in IPOs. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
An investment in the Fund may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in a portfolio of securities selected from a greater number of issuers. Moreover, the value of the Fund’s investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, changes in the Code or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.
When the Team believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Team believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Upon the Effective Date, the first paragraph in the Fund’s statutory prospectus section entitled “Who manages the Portfolios – Sub-advisors” are deleted and restated as follows:

Securian Asset Management, Inc. (Securian AM), an investment adviser located at 400 Robert Street North, St. Paul, Minnesota 55101, provides investment advice to, and generally conducts the investment management program as it relates to the portion of a Managed Volatility Portfolio allocated to the volatility management strategy as described in the Principal Investment Strategies section for each of Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility pursuant to an agreement with the Manager. Since its inception in 1985, Securian AM and its predecessor have provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Securian AM and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of Minnesota Mutual Companies, Inc., a mutual insurance holding company. Personnel of Securian AM also manage Minnesota Life’s investment portfolios. Securian AM had approximately $55 billion in assets under management as of December 31, 2021.

Upon the Effective Date, the third, fourth and fifth paragraphs in the Fund’s statutory prospectus section entitled “Who manages the Portfolios – Sub-advisors” are deleted and restated as follows:

Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe Limited (MIMEL), located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of Macquarie Asset Management Public Investments. MIMEL serves as an investment sub-advisor to Delaware Global Real Estate Fund and Delaware Real Estate Securities Fund, and along with the Manager and its affiliates Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited, is responsible for each Fund’s investment program.  With respect to the other Delaware Ivy Funds in this prospectus that list MIMEL as a sub-advisor, the Manager has principal responsibility for the Manager’s portion of each Fund, but may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s specialized market knowledge.
Macquarie Investment Management Global Limited
Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of Macquarie Asset Management Public Investments. MIMGL serves as an investment sub-advisor to Delaware Global Real Estate Fund and Delaware Real Estate Securities Fund, and along with the Manager and its affiliates Macquarie Investment Management Europe Limited and Macquarie Funds Management Hong Kong Limited, is responsible for each Fund’s investment program.  In addition, MIMGL serves as an investment sub-advisor to Delaware Global Bond Fund and along with the Manager is responsible for its investment program. With respect to the other Delaware Ivy Funds in this prospectus that list MIMGL as a sub-advisor, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL’s specialized market knowledge.
Macquarie Funds Management Hong Kong Limited
Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of Macquarie Asset Management Public Investments. MFMHKL serves as an investment sub-advisor to Delaware Global Real Estate Fund and Delaware Real Estate Securities Fund, and along with the Manager and its affiliates Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited, is responsible for each Fund’s investment program.  With respect to the other Delaware Ivy Funds in this prospectus that list MFMHKL as a sub-advisor the Manager has principal responsibility for the Manager’s portion of the Fund and may permit MFMHKL to execute Fund security trades on behalf of the Manager.

Upon the Effective Date, the following replaces the disclosure in the Fund’s statutory prospectus section entitled “Who manages the Portfolios – Portfolio managers- Delaware Ivy VIP Securian Real Estate Securities”:

Delaware VIP Real Estate Securities
James Maydew, Matthew Hodgkins, Mark Ferguson, Ryan Watson and Jessica Koh are primarily responsible for the day-to-day portfolio management of the Portfolio.
James Maydew - Head of Global Listed Real Estate, Macquarie Investment Management Global Limited
James Maydew is Head of Global Listed Real Estate, based in Sydney. He commenced in the real estate industry in 2002, starting his career in the direct markets as a chartered surveyor in London working within the capital transactions division of Cushman & Wakefield, where he advised clients on single asset and portfolio transactions.  Maydew joined AMP Capital's Shopping Centres division in 2006 as an analyst, before transferring to the listed market by joining the firm's global listed real estate team one year later as an investment analyst and portfolio manager. He had advanced through the business becoming deputy head of the team in 2013 and head of the team in late 2016 covering a whole host of geographic markets on both a primary and secondary basis. Maydew joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital Global Equities and Fixed Income team in March 2022. He holds a Bachelor of Science in real estate investment and finance from the University of Reading and he is a fully accredited member of the Royal Institution of Chartered Surveyors (MRICS).
Matthew Hodgkins - Head of Americas Listed Real Estate, Delaware Management Company, a series of Macquarie Investment Management Business Trust

Matthew Hodgkins is Head of Americas Listed Real Estate, based in Chicago. He joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Hodgkins commenced in the investment management industry in 2005 at ABN AMRO in London, including roles in emerging markets and global equities. Prior to joining AMP Capital in 2012, he worked at BNP Paribas Asset Management in Singapore as an Asian Property analyst. Hodgkins graduated from the University of Nottingham with a Bachelor of Arts and is an APREA certificate holder.
Mark Ferguson - Head of Australian Listed Real Estate, Macquarie Investment Management Global Limited
Mark Ferguson is Head of Australian Listed Real Estate, based in Sydney. He leads the team responsible for the analysis of real estate securities in Australia. His primary research area is the Australian real estate investment trust market, including diversified, industrial, and developers. In addition, he also covers the US and Canada. Ferguson joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Prior to joining AMP Capital, he spent 10 years as a senior portfolio manager for Deutsche Asset Management’s Australian equities team, where his primary focus was on real estate securities. Ferguson’s experience in the property investment industry dates back to 1994, and he has focused on Australian real estate securities since that time. Ferguson holds a Bachelor of economics from Macquarie University, a Master of Business in banking and finance from the University of Technology, Sydney, and a Graduate Diploma in Financial Planning from the Financial Services Institute of Australasia (FINSIA). He is also a member of FINSIA (non-financial).
Ryan Watson - Head of European Listed Real Estate, Macquarie Investment Management Europe Limited
Ryan Watson is Head of European Listed Real Estate, based in London. He joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Watson commenced in the financial industry in 2008 before joining AMP Capital in 2009. He transferred to the Global Listed Real Estate team after working with the Direct Property Team for two years across capital transactions, retail asset management, and fund of fund investing. Watson holds a Bachelor of Applied Finance from Macquarie University.
Jessica Koh - Head of Asia Listed Real Estate, Macquarie Funds Management Hong Kong Limited
Jessica Koh is Head of Asian Listed Real Estate, based in Hong Kong. She joined Macquarie Asset Management (MAM) as part of the acquisition of the AMP Capital team in March 2022. Koh commenced in the investment management industry in 2003, working at Colonial First State Global Asset Management for four years across its listed real estate and wholesale funds management businesses. Koh joined AMP Capital in March 2006. She holds a Bachelor of Property Economics, with honours, from the University of Technology, Sydney.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 20, 2022.